KRAMER LEVIN NAFTALIS & FRANKEL LLP
                           9 1 9 T H I R D A V E N U E
                           NEW YORK, N.Y. 10022 - 3852
                                (212) 715 - 9100






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                                                              (212) 715-8000
                                                                   -----

                                                          WRITER'S DIRECT NUMBER

                                                             (212) 715-9100

                                   March 9, 1999





Lexington Goldfund, Inc.
Park 80 West Plaza Two,
Saddle Brook, New Jersey 07663



     Re:     Lexington Goldfund, Inc.
             Registration Statement on Form N-14
             -----------------------------------



Dear Ladies and Gentlemen:

               We hereby consent to the reference of our firm as Counsel in this Registration Statement on Form N-14.

                                            Very truly yours,